UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 24, 2008

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2008, the Board of Directors of Hewlett-Packard Company (“HP”) approved amendments to Section 2.2 and Section 2.3 of Article II of HP’s amended and restated bylaws.  The amendments, which were effective immediately upon approval, implemented the changes described below.

1.                                     The amended Bylaws clarify that stockholders seeking to nominate directors or propose other business at a meeting must comply with the advance notice provisions in Section 2.2 or 2.3, as applicable, while stockholders seeking to have a stockholder proposal considered for inclusion in HP’s annual proxy statement must comply with the notice requirements applicable to stockholder proposals under the federal proxy rules.

2.                                     The amended Bylaws simplify the advance notice deadlines in Section 2.2(c) establishing when a stockholder must notify HP that it intends to nominate directors or propose other business at an annual meeting of stockholders.  The amended Bylaws now provide that any such notice must be given not later than the 90th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  As a result of the amendments, for HP’s 2009 annual meeting, to be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of HP:

•      not earlier than the close of business on November 19, 2008; and

•      not later than the close of business on December 19, 2008.

3.                                     The amended Bylaws add advance notice deadlines in Section 2.3(c) establishing when a stockholder must notify HP that it intends to nominate directors in the event that a special meeting of stockholders is called for the purpose of electing directors.  To be timely, the amended Bylaws require that any such notice be given not earlier than the close of business on the 90th day prior to the special meeting nor later than the close of business on the later of the 60th day prior to the special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting.

4.                                     The amended Bylaws update the information that must be included in a notice under Section 2.2 or 2.3.  Among other things, the amendments require a stockholder that intends to propose a nomination or other business to provide information about any agreement, arrangement or understanding relating to the nomination or other business to be proposed that has the effect or intent of mitigating loss, managing risk or benefit from changes in the share price of any class of shares of HP, or increasing or decreasing voting power with respect to shares of HP, including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares.  In addition, the amended Bylaws require that the stockholder provide HP with a written update of certain of the information required to be included in the notice within five business days after the record date for the meeting.

5.                                     The amended Bylaws provide guidance in Section 2.2(d) regarding the persons that stockholders may designate to represent them at an annual or special meeting.  Previously, the Bylaws did not include that guidance.

The preceding description is qualified in its entirety by reference to the amended and restated Bylaws of HP, which are filed as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 8.01.  Other Events.

As previously reported, on May 13, 2008, HP entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among HP, Hawk Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of HP (“MergerCo”), and Electronic Data Systems Corporation, a Delaware corporation (“EDS”) pursuant to which MergerCo will be merged with and into EDS, with EDS continuing as the surviving corporation upon the completion of the merger (the “Merger”).On July 25, 2008, counsel for HP, EDS and other specified parties, including counsel for the plaintiffs in the stockholder lawsuits that were commenced following the execution of the Merger Agreement, entered into a memorandum of understanding (the “MOU”) pursuant to which the parties agreed upon the terms of a settlement of all such lawsuits, including the dismissal with prejudice, and release, of all claims against all the defendants thereunder, including HP, EDS, its directors and MergerCo.  In connection with the execution of the MOU, on July 25, 2008, HP, EDS and MergerCo entered into Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment”) pursuant to which the parties to the Merger Agreement have agreed to modify certain of the terms set forth in the Merger Agreement as follows:

•                  Without the prior written consent of HP and EDS, the closing of the Merger will not occur earlier than 9:00 a.m. (New York City time) on August 18, 2008.

•                  If HP would otherwise be required to close the Merger prior to August 26, 2008, then HP will have the right to postpone the closing of the Merger until no later than August 26, 2008 if it waives certain conditions to closing and certain of its rights to terminate the Merger Agreement.

•                  The closing condition in the Merger Agreement regarding the receipt of the approval under the foreign antitrust laws of a non-suspensory jurisdiction will be deemed to be waived by all parties on August 25, 2008 (if not previously satisfied) and, if all the other conditions to the Merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing), then the closing will occur no later than August 26, 2008.

•                  The condition to the obligation of HP and MergerCo to consummate the Merger that since May 13, 2008, there will not have occurred any material adverse effect on EDS or any event, change or effect that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on EDS, will be deemed satisfied at 9:00 a.m. (New York City time) on August 18, 2008, if at or prior to such time all conditions to the obligations of HP and MergerCo are satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing).

A copy of the Merger Agreement Amendment is filed as Exhibit 2.1 hereto and incorporated herein by reference.  Except as set forth in the Merger Agreement Amendment, the terms and conditions of the Merger Agreement remain unchanged and the closing of the Merger continues to be subject to the satisfaction or waiver of all conditions set forth in the Merger Agreement.

EDS has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with its proposed business combination with HP.  The definitive proxy statement has been sent or given to the stockholders of EDS.  Before making any voting or investment decision with respect to the Merger, investors and stockholders of EDS are urged to read the definitive proxy statement and any other relevant materials filed with the SEC because they contain (or will contain) important information about the Merger.  The definitive proxy statement and any other documents filed by EDS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to EDS’s Investor Relations page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Drive, Plano, TX 75024 - Attention: Investor Relations.

HP and EDS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EDS stockholders in connection with the Merger.  Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and HP’s Annual Report on Form 10-K filed on December 18, 2007.  Information about EDS’s directors and executive officers is set forth in EDS’s proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and EDS’s Annual Report on Form 10-K filed on February 27, 2008.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger is included in the definitive proxy statement that EDS has filed with the SEC.

This report contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, EDS’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s SEC reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2007 and Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2008. HP assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of July 25, 2008, by and among HP, Hawk Merger Corporation and EDS (filed herewith)

3.1	Bylaws of Hewlett-Packard Company, as amended and restated (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: July 25, 2008	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of July 25, 2008, by and among HP, Hawk Merger Corporation and EDS (filed herewith)

3.1	Bylaws of Hewlett-Packard Company, as amended and restated (filed herewith).